APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of November 29, 2011

NUVEEN CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Nuveen Arizona Dividend Advantage Municipal Fund

Nuveen Arizona Dividend Advantage Municipal Fund 2

Nuveen Arizona Dividend Advantage Municipal Fund 3

Nuveen Arizona Premium Income Municipal Fund, Inc.

Nuveen Build America Bond Fund

Nuveen Build America Bond Opportunity Fund

Nuveen California Dividend Advantage Municipal Fund

Nuveen California Dividend Advantage Municipal Fund 2

Nuveen California Dividend Advantage Municipal Fund 3

Nuveen California Investment Quality Municipal Fund, Inc.

Nuveen California Municipal Market Opportunity Fund, Inc.

Nuveen California Municipal Value Fund 2

Nuveen California Municipal Value Fund, Inc.

Nuveen California Performance Plus Municipal Fund, Inc.

Nuveen California Premium Income Municipal Fund

Nuveen California Quality Income Municipal Fund, Inc.

Nuveen California Select Quality Municipal Fund, Inc.

Nuveen California Select Tax-Free Income Portfolio

Nuveen Connecticut Dividend Advantage Municipal Fund

Nuveen Connecticut Dividend Advantage Municipal Fund 2

Nuveen Connecticut Dividend Advantage Municipal Fund 3

Nuveen Connecticut Premium Income Municipal Fund

Nuveen Core Equity Alpha Fund

Nuveen Diversified Dividend and Income Fund

Nuveen Dividend Advantage Municipal Fund

Nuveen Dividend Advantage Municipal Fund 2

Nuveen Dividend Advantage Municipal Fund 3

Nuveen Energy MLP Total Return Fund

Nuveen Enhanced Municipal Value Fund

Nuveen Equity Premium Advantage Fund

Nuveen Equity Premium and Growth Fund

Nuveen Equity Premium Income Fund

Nuveen Equity Premium Opportunity Fund

Nuveen Floating Rate Income Fund

Nuveen Floating Rate Income Opportunity Fund

Nuveen Florida Investment Quality Municipal Fund

Nuveen Florida Quality Income Municipal Fund

Nuveen Georgia Dividend Advantage Municipal Fund

Nuveen Georgia Dividend Advantage Municipal Fund 2

Nuveen Georgia Premium Income Municipal Fund

Nuveen Global Government Enhanced Income Fund

Nuveen Global Value Opportunities Fund

Nuveen Insured California Dividend Advantage Municipal Fund

Nuveen Insured California Premium Income Municipal Fund 2, Inc.

Nuveen Insured California Premium Income Municipal Fund, Inc.

Nuveen Insured California Tax-Free Advantage Municipal Fund

Nuveen Insured Dividend Advantage Municipal Fund

Nuveen Insured Florida Premium Income Municipal Fund

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of November 29, 2011

Nuveen Insured Florida Tax-Free Advantage Municipal Fund

Nuveen Insured Massachusetts Tax-Free Advantage Municipal Fund

Nuveen Insured Municipal Opportunity Fund, Inc.

Nuveen Insured New York Dividend Advantage Municipal Fund

Nuveen Insured New York Premium Income Municipal Fund, Inc.

Nuveen Insured New York Tax-Free Advantage Municipal Fund

Nuveen Insured Premium Income Municipal Fund 2

Nuveen Insured Quality Municipal Fund, Inc.

Nuveen Insured Tax-Free Advantage Municipal Fund

Nuveen Investment Quality Municipal Fund, Inc.

Nuveen Maryland Dividend Advantage Municipal Fund

Nuveen Maryland Dividend Advantage Municipal Fund 2

Nuveen Maryland Dividend Advantage Municipal Fund 3

Nuveen Maryland Premium Income Municipal Fund

Nuveen Massachusetts Dividend Advantage Municipal Fund

Nuveen Massachusetts Premium Income Municipal Fund

Nuveen Michigan Dividend Advantage Municipal Fund

Nuveen Michigan Premium Income Municipal Fund, Inc.

Nuveen Michigan Quality Income Municipal Fund, Inc.

Nuveen Missouri Premium Income Municipal Fund

Nuveen Mortgage Opportunity Term Fund

Nuveen Mortgage Opportunity Term Fund 2

Nuveen Multi-Currency Short-Term Government Income Fund

Nuveen Multi-Strategy Income and Growth Fund (f/k/a Nuveen Preferred and Convertible Income Fund)

Nuveen Multi-Strategy Income and Growth Fund 2 (f/k/a Nuveen Preferred and Convertible Income Fund 2)

Nuveen Municipal Advantage Fund, Inc.

Nuveen Municipal High Income Opportunity Fund

Nuveen Municipal High Income Opportunity Fund 2

Nuveen Municipal Income Fund, Inc.

Nuveen Municipal Market Opportunity Fund, Inc.

Nuveen Municipal Value Fund, Inc.

Nuveen Municipal Value Fund 2

Nuveen New Jersey Dividend Advantage Municipal Fund

Nuveen New Jersey Dividend Advantage Municipal Fund 2

Nuveen New Jersey Investment Quality Municipal Fund, Inc.

Nuveen New Jersey Municipal Value Fund

Nuveen New Jersey Premium Income Municipal Fund, Inc.

Nuveen New York Dividend Advantage Municipal Fund

Nuveen New York Dividend Advantage Municipal Fund 2

Nuveen New York Investment Quality Municipal Fund, Inc.

Nuveen New York Municipal Value Fund 2

Nuveen New York Municipal Value Fund, Inc.

Nuveen New York Performance Plus Municipal Fund, Inc.

Nuveen New York Quality Income Municipal Fund, Inc.

Nuveen New York Select Quality Municipal Fund, Inc.

Nuveen New York Select Tax-Free Income Portfolio

Nuveen North Carolina Dividend Advantage Municipal Fund

Nuveen North Carolina Dividend Advantage Municipal Fund 2

Nuveen North Carolina Dividend Advantage Municipal Fund 3

Nuveen North Carolina Premium Income Municipal Fund

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of November 29, 2011

Nuveen Ohio Dividend Advantage Municipal Fund

Nuveen Ohio Dividend Advantage Municipal Fund 2

Nuveen Ohio Dividend Advantage Municipal Fund 3

Nuveen Ohio Quality Income Municipal Fund, Inc.

Nuveen Pennsylvania Dividend Advantage Municipal Fund

Nuveen Pennsylvania Dividend Advantage Municipal Fund 2

Nuveen Pennsylvania Investment Quality Municipal Fund

Nuveen Pennsylvania Municipal Value Fund

Nuveen Pennsylvania Premium Income Municipal Fund 2

Nuveen Performance Plus Municipal Fund, Inc.

Nuveen Premier Insured Municipal Income Fund, Inc.

Nuveen Premier Municipal Income Fund, Inc.

Nuveen Premium Income Municipal Fund 2, Inc.

Nuveen Premium Income Municipal Fund 4, Inc.

Nuveen Premium Income Municipal Fund, Inc.

Nuveen Quality Income Municipal Fund, Inc.

Nuveen Quality Preferred Income Fund

Nuveen Quality Preferred Income Fund 2

Nuveen Quality Preferred Income Fund 3

Nuveen Real Estate Income Fund

Nuveen Select Maturities Municipal Fund

Nuveen Select Quality Municipal Fund, Inc.

Nuveen Select Tax-Free Income Portfolio

Nuveen Select Tax-Free Income Portfolio 2

Nuveen Select Tax-Free Income Portfolio 3

Nuveen Senior Income Fund

Nuveen Short Duration Credit Opportunities Fund

Nuveen Tax-Advantaged Dividend Growth Fund

Nuveen Tax-Advantaged Floating Rate Fund

Nuveen Tax-Advantaged Total Return Strategy Fund

Nuveen Texas Quality Income Municipal Fund

Nuveen Virginia Dividend Advantage Municipal Fund

Nuveen Virginia Dividend Advantage Municipal Fund 2

Nuveen Virginia Premium Income Municipal Fund

Dow 30 SM Enhanced Premium & Income Fund Inc.

Dow 30SM Premium & Dividend Income Fund Inc.

Global Income & Currency Fund Inc.

MLP & Strategic Equity Fund Inc.

NASDAQ Premium Income & Growth Fund Inc.

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of November 29, 2011

NUVEEN OPEN-END MANAGEMENT INVESTMENT COMPANIES

NUVEEN MUNICIPAL TRUST, on behalf of:

Nuveen Intermediate Duration Municipal Bond Fund

Nuveen Municipal Bond Fund (f/k/a Nuveen Insured Municipal Bond Fund)

Nuveen All-American Municipal Bond Fund

Nuveen Limited Term Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund

NUVEEN MULTISTATE TRUST I, on behalf of:

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen Municipal Bond Fund 2 (f/k/a Nuveen Florida Preference Municipal Bond Fund)

Nuveen Maryland Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

NUVEEN MULTISTATE TRUST II, on behalf of:

Nuveen California High Yield Municipal Bond Fund

Nuveen California Municipal Bond Fund

Nuveen California Municipal Bond Fund 2 (f/k/a Nuveen California Insured Municipal Bond Fund)

Nuveen Connecticut Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund

Nuveen Massachusetts Municipal Bond Fund 2 (f/k/a Nuveen Massachusetts Insured Municipal Bond Fund)

Nuveen New Jersey Municipal Bond Fund

Nuveen New York Municipal Bond Fund

Nuveen New York Municipal Bond Fund 2 (f/k/a Nuveen New York Insured Municipal Bond Fund)

NUVEEN MULTISTATE TRUST III, on behalf of:

Nuveen Georgia Municipal Bond Fund

Nuveen Louisiana Municipal Bond Fund

Nuveen North Carolina Municipal Bond Fund

Nuveen Tennessee Municipal Bond Fund

NUVEEN MULTISTATE TRUST IV, on behalf of:

Nuveen Kansas Municipal Bond Fund

Nuveen Kentucky Municipal Bond Fund

Nuveen Michigan Municipal Bond Fund

Nuveen Missouri Municipal Bond Fund

Nuveen Ohio Municipal Bond Fund

Nuveen Wisconsin Municipal Bond Fund

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of November 29, 2011

NUVEEN INVESTMENT TRUST, on behalf of:

Nuveen Multi-Manager Large-Cap Value Fund

Nuveen Moderate Allocation Fund

Nuveen Conservative Allocation Fund

Nuveen Enhanced Core Equity Fund

Nuveen Enhanced Mid-Cap Fund

Nuveen Enhanced Core Equity Plus Fund

Nuveen Global Total Return Bond Fund

Nuveen NWQ Equity Income Fund

Nuveen NWQ Multi-Cap Value Fund

Nuveen Growth Allocation Fund

Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

Nuveen NWQ Large-Cap Value Fund

Nuveen NWQ Small/Mid-Cap Value Fund

Nuveen U.S. Equity Completeness Fund

NUVEEN INVESTMENT TRUST II, on behalf of:

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds Global All-Cap Plus Fund

Nuveen Tradewinds Global Resources Fund

Nuveen Tradewinds Global Flexible Allocation Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

Nuveen Tradewinds Small-Cap Opportunities Fund

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Santa Barbara Growth Plus Fund

Nuveen Santa Barbara EcoLogic Equity Fund

Nuveen Santa Barbara Global Growth Fund (f/k/a Nuveen Santa Barbara Global Equity Fund)

Nuveen Santa Barbara International Growth Fund (f/k/a Nuveen Santa Barbara International Equity Fund)

Nuveen Santa Barbara Mid-Cap Growth Fund (f/k/a Nuveen Rittenhouse Mid-Cap Growth Fund)

Nuveen Santa Barbara Strategic Growth (f/k/a Nuveen Rittenhouse Strategic Growth Fund)

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Large-Cap Growth Fund

Nuveen Symphony International Equity Fund

Nuveen Winslow Large-Cap Growth Fund

NUVEEN INVESTMENT TRUST III, on behalf of:

Nuveen Multi-Strategy Core Bond Fund (f/k/a Nuveen Multi-Strategy Income Fund)

Nuveen High Yield Bond Fund

Nuveen Short Duration Bond Fund

Nuveen Symphony Credit Opportunities Fund

Nuveen Symphony Floating Rate Income Fund

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of November 29, 2011

NUVEEN INVESTMENT TRUST V, on behalf of:

Nuveen Preferred Securities Fund

Nuveen NWQ Preferred Securities Fund

NUVEEN MANAGED ACCOUNTS PORTFOLIOS TRUST, on behalf of

Municipal Total Return Managed Accounts Portfolio

Enhanced Multi-Strategy Income Managed Accounts Portfolio

International Income Managed Accounts Portfolio

APPENDIX A TO CUSTODIAN AGREEMENT

Dated as of November 29, 2011

Acknowledged and Accepted:

For the Above Fund Parties

By:	/s/ Stephen D. Foy
Name:	Stephen D. Foy
Title:	Vice President

Acknowledged:

STATE STREET BANK AND

TRUST COMPANY, as Custodian

By:	/s/ Michael F. Rogers
Name:	Michael F. Rogers
Title:	Executive Vice President